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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 21, 1999


                                INTERSPEED, INC.
                                ----------------
               (Exact name of registrant as specified in charter)


        DELAWARE                          0-27401             04-3333365
----------------------------      ------------------------  -------------
(State or other jurisdiction      (Commission file number)  (IRS employer
        of incorporation)                                   identification no.)


               39 HIGH STREET, NORTH ANDOVER, MASSACHUSETTS 01845
               --------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (978) 688-6164



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ITEM 5 - OTHER EVENTS

         Interspeed, Inc. (the "Company") issued a press release on October 21, 1999 announcing its results for the fourth quarter and for the fiscal year 1999. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Exhibit 99.1 - Press Release of Interspeed, Inc., dated October 21,
1999.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INTERSPEED, INC.



Date: November 30, 1999              By:   /s/ William J. Burke
                                         -------------------------------------
                                          Name: William J. Burke
                                          Title: Chief Financial Officer





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                                  EXHIBIT INDEX

      Exhibit No.     Description
      -----------     -----------

      Exhibit 99.1 -  Press Release of Interspeed, Inc., dated October 21, 1999.